KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Bond Fund, a portfolio of Investment Series Funds, Inc., hereby appoint Matthew S. Hardin, Patricia F. Conner, Catherine C. Ryan, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Federated Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 28, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED BOND FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN E. MURRAY, JR., AND NICHOLAS P. CONSTANTAKIS AS DIRECTORS OF THE FUND

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]

                        To withhold authority to vote, mark "For All Except" and write the nominee's name(s) on the line below.
                        __________________________________________________

     PROPOSAL 2 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

        PROPOSAL 3 TO APPROVE OR DISAPPROVE CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S POLICY ON INVESTING IN ILLIQUID SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

        PROPOSAL 4 TO APPROVE OR DISAPPROVE AMENDING AND CHANGING FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return                  _____________________
this card as soon as possible.                    Date
Mark with an X in the box.                        _____________________
                                                  Signature

                                                  ------------------------
                                                  Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                 PROXY STATEMENT

                          INVESTMENT SERIES FUNDS, INC.

                               FEDERATED BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 1998

      A special meeting of the shareholders of Federated Bond Fund (the "Fund"), a portfolio of Investment Series Funds, Inc. (the "Corporation") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m.
(Eastern time), on April 28, 1998, for the following purposes:

            (1)   TO ELECT THREE DIRECTORS.

            (2)   TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

                    (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS;

                    (B) TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S POLICY ON INVESTING IN ILLIQUID SECURITIES; AND

                    (C) TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES.

            (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Directors has fixed February 26, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary

March 12, 1998

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                           TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING....................  1

ELECTION OF THREE DIRECTORS.............................................  1

APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
     FUNDAMENTAL INVESTMENT POLICIES                                      2

INFORMATION ABOUT THE FUND..............................................  5

      QUORUM AND VOTING REQUIREMENTS....................................  5
      ABOUT THE ELECTION OF DIRECTORS...................................  6
      DIRECTORS STANDING FOR ELECTION...................................  6
      PREVIOUSLY ELECTED DIRECTORS......................................  6
      SHARE OWNERSHIP OF THE FUND.......................................  9
      DIRECTOR COMPENSATION............................................  10
      OFFICERS OF THE FUND.............................................  11

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.......  12

                                 PROXY STATEMENT

                          INVESTMENT SERIES FUNDS, INC.

                               FEDERATED BOND FUND

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on April 28, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of Shares held of record by such persons.

   At its meeting on November 20, 1997, the Board reviewed the investment policies of the Fund and approved changes to them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 12, 1998, to shareholders of record at the close of business on February 26, 1998 (the "Record Date"). On the Record Date, the Fund had outstanding 14,307,192 Class A Shares, 21,781,822 Class B Shares, 4,953,490 Class C Shares and 36,296,259 Class F Shares ("Shares") of common stock.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended October 31, 1997, was previously mailed to shareholders. Requests for a report or other information may be made in writing to the Fund's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                           ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Fund. All of the nominees are presently serving as Directors. Please see "Information about the Fund" for current biographical information about Messrs. Bigley, Murray, and Constantakis.

     Messrs. Bigley and Murray were appointed Directors on October 1, 1995 and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

      All Nominees have consented to continue to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board has no reason to believe that any nominee will become unavailable for election as a Director.


                APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the 1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, the removal, amendment, and/or reclassification of certain of the Fund's fundamental policies.

      The proposed amendments would:

       (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

       (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

      (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

        As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Directors will consider what future action should taken.

              TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON

                       DIVERSIFICATION OF ITS INVESTMENTS

      The Fund's current fundamental investment policy on diversification of its investments is as follows:

      "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer."

      When the current policy was adopted, the Fund was subject to the laws of certain states which required this specific policy on investments despite the fact that the Investment Company Act of 1940 ("1940 Act") had, and continues to have, a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the Fund's diversification policy.

      In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. Such amendment WOULD, consistent with the definition of a diversified company under the 1940 Act, specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

      Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended as follows:

      "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

          TO CHANGE FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S

                   POLICY ON INVESTING IN ILLIQUID SECURITIES

         Investment companies, such as the Fund, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. The Securities and Exchange Commission has taken the position that fluctuating net asset value funds, such as the Fund, must have 90% of their portfolios in liquid securities in order to ensure that redemptions can be honored within the necessary time frame.

      The Fund's policy on illiquid securities currently reads:

      "The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice."

         When the Fund's policy was adopted, it was classified as fundamental although there was no requirement to do so. A few years ago, the Securities and Exchange Commission changed its position regarding liquidity for non-money market funds and allowed up to 15% of their assets to be invested in illiquid securities. There is no indication that the Commission intends to change its position regarding non-money market funds, but should it do so, the Directors believe they should have the flexibility to make such a change immediately, without having to incur the delay and expense of a shareholder meeting.

      As stated in its current policy, the Fund will continue to limit its investments in illiquid securities to 15% of net assets. If there are future regulatory changes, the Directors will determine whether it is in the best interest of shareholders and, in keeping with the Fund's investment objective, to permit the Fund to invest a higher percentage of its assets in illiquid securities.

      The Directors are recommending that shareholders approve a proposal to make the Fund's current policy on investing in illiquid securities an operating policy which can be changed by the Directors without shareholder approval.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



TO AMEND AND TO CHANGE FROM FUNDAMENTAL TO AN OPERATING POLICY THE FUND'S ABILITY TO INVEST IN RESTRICTED SECURITIES

      The Fund's current policy on restricted securities reads as follows:

      "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933)."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Fund, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID, and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

      Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the Securities and Exchange Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

         The Fund's current policy prevents the Fund from acquiring a significant amount of restricted securities, other than Section 4(2) commercial paper, even though they are viewed by the adviser to be liquid. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity and the Fund's operating policy on restricted securities would read substantially as follows:

      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."


If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Fund's net assets in accordance with the Fund's current policy on investing in illiquid securities.

         If shareholders do not approve the above proposal, the Fund will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND


QUORUM AND VOTING REQUIREMENTS

         The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except for the election of Directors. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional Shares are entitled to proportionate Shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

         If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

ABOUT THE ELECTION OF DIRECTORS

      When elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

         Directors standing for election and Directors previously elected are listed below with their addresses, birthdates, present positions with the Fund, and principal occupations during the past five years. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Fund.


DIRECTORS STANDING FOR ELECTION

THOMAS G. BIGLEY
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Trustee or Director of the Funds.

NICHOLAS P. CONSTANTAKIS
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


JOHN E. MURRAY, JR., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


PREVIOUSLY ELECTED DIRECTORS

JOHN F. DONAHUE#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

JOHN T. CONROY, JR.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Director

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


WILLIAM J. COPELAND
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. CHRISTOPHER DONAHUE*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Director

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.


JAMES E. DOWD
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


LAWRENCE D. ELLIS, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


EDWARD L. FLAHERTY, JR.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


PETER E. MADDEN
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


WESLEY W. POSVAR
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


 MARJORIE P. SMUTS
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

     Public Relations/Marketing/Conference Planning; Director or Trustee of the Funds.

*    This Director is deemed to be an "interested person" as defined in the 1940
     Act.

# Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WCT Funds; WesMark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE FUND

Officers and Directors of the Fund own less than 1% of the Fund's outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of the Fund:

   Class A Shares: Merrill Lynch Trust Co., Somerset, New Jersey, owned approximately 1,323,834 shares (9.25%); and Strafe & Co., Columbus, Ohio, owned approximately 1,065,863 shares (7.45%).

     Class B Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, owned approximately 1,839,502 shares (8.45%).

     Class C Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, owned approximately 1,598,843 shares (32.28%).

Class F Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, owned approximately 5,372,067 shares (14.80%); and Hawaiian Trust Company LTD, Honolulu, Hawaii, owned approximately 2,215,030 shares (6.10%).


DIRECTOR COMPENSATION


                           AGGREGATE
NAME ,                     COMPENSATION
POSITION WITH              FROM                 TOTAL COMPENSATION PAID
FUND                       CORPORATION*#        FROM FUND COMPLEX


John F. Donahue            $ -0-                $-0- for the Fund and
Chairman and Director                           56 other investment companies in the
                                                Fund Complex

J. Christopher Donahue     $ -0-                $-0- for the Fund and
President and Director                          18 other investment companies in the
                                                Fund Complex

Thomas G. Bigley           $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

John T. Conroy, Jr.        $1,523               $122,362 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Nicholas P. Constantakis  $ -0-                 $0 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

William J. Copeland        $1,523               $122,362 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

James E. Dowd              $1,523               $122,362 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Lawrence D. Ellis, M.D.    $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Edward L. Flaherty, Jr.    $1,523               $122,362 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Peter E. Madden            $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

John E. Murray, Jr.        $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Wesley W. Posvar           $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

Marjorie P. Smuts          $1,384               $111,222 for the Fund and
Director                                        56 other investment companies in the
                                                Fund Complex

*    Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Corporation which is comprised of one portfolio.

  The information is provided for the last calendar year.

      During the fiscal year ended October 31, 1997, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Corporation. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Corporation has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended October 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE FUND

      The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

   JOHN F. DONAHUE#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


J. CHRISTOPHER DONAHUE
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

EDWARD C. GONZALES
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


JOHN W. MCGONIGLE
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


RICHARD B. FISHER
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

None of the Officers of the Fund received salaries from the Fund during the fiscal year ended October 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Fund's administrator and provides administrative personnel and services to the Fund for a fee as described in the prospectuses of the Fund. For the fiscal year ended October 31, 1997, Federated Services Company earned $415,495.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Investment Series Funds, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.



  SHAREHOLDERS                                          ARE REQUESTED TO
                                                        COMPLETE, DATE AND SIGN
                                                        THE ENCLOSED PROXY CARD
                                                        AND RETURN IT IN THE
                                                        ENCLOSED ENVELOPE, WHICH
                                                        NEEDS NO POSTAGE IF
                                                        MAILED IN THE UNITED
                                                        STATES.


                                                       By Order of the Directors


                                                               John W. McGonigle
                                                                       Secretary
March 12, 1998

                           INVESTMENT SERIES FUNDS, INC.

                               FEDERATED BOND FUND

INVESTMENT ADVISER
FEDERATED ADVISERS
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779






















Cusip 461444507
Cusip 461444606
Cusip 461444705
Cusip 461444309
G01640-04 (3/98)

                          INVESTMENT SERIES FUNDS, INC.

                               FEDERATED BOND FUND

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS

Federated Bond Fund will hold a special meeting of shareholders on April 28, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

        TIME IS OF THE ESSENCE. . .YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

   The following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include the election of Directors and changes to the Fund's fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

   Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

        The Proxy Statement includes a brief description of each nominee's background and current position with the Fund.

WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary.

   By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.


The proposed amendments will:

     i. simplify and modernize the policies that are required to be "fundamental" by the Investment Company Act of 1940 ("1940 Act");

     ii. reclassify certain fundamental policies not required to be fundamental by the 1940 Act as operating policies; and

     iii. remove fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING" POLICIES? As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This permits the Fund's Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

HOW DO I VOTE MY SHARES?
   You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. If we do not receive your proxy card, Shareholder Communications Corporation, our proxy solicitor, may contact you to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

        Call your Fund Representative or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.




  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


INVESTMENT SERIES FUNDS, INC.

(Name of Registrant as Specified In Its Charter)


Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X ]No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------
      3) Filing Party:
         ---------------------------------------------------------------
      4) Date Filed: